                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               -----------------

                                 April 29, 2003
                Date of Report (Date of earliest event reported)

                             WCI COMMUNITIES, INC.
               (Exact name of registrant as specified in charter)

          DELAWARE                        1-9186                59-2857021
(State or other jurisdiction     (Commission file number)     (IRS Employer
of incorporation or organization)                           Identification No.)

                           24301 Walden Center Drive
                         Bonita Springs, Florida  34134
                    (Address of Principal Executive Office)

                                 (239) 947-2600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit     Description
-------     -----------

99.1           Press release dated April 29, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2003 WCI Communities, Inc. issued a press release reporting its 2003 first quarter earnings. A copy of this press release is attached hereto as
Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

The information being furnished shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WCI COMMUNITIES, INC.


Dated:  April 30, 2003                   By:      /s/ Vivien N. Hastings
                                              --------------------------------
                                              Name:   Vivien N. Hastings
                                              Title:  Senior Vice President